Finance Costs	12 Months Ended
Dec. 31, 2018
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Finance Costs

NOTE 8	FINANCE COSTS

	2018	2017

Interest expense
Short-term debt	$ 129	$ 9
Long-term debt	372	206
Unwinding of discount on asset retirement obligations (Note 20)	51	17
Interest on net defined benefit pension and other post-retirement plan obligations (Note 28)	15	19
Borrowing costs capitalized to property, plant and equipment	(12)	(11)
Interest income	(17)	(2)

	$ 538	$ 238

Borrowing costs capitalized to property, plant and equipment in 2018 were calculated by applying an average capitalization rate of 4.4 percent (2017 – 4.4 percent) to expenditures on qualifying assets.

See Note 12 for interest paid.